                                 Exhibit 10.2
                                 ------------


                           CYBEX INTERNATIONAL, INC.

                   Right to Purchase Shares of Common Stock
                         of Cybex International, Inc.


     THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. FURTHERMORE, THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.


Common Stock Purchase Warrant No. W-1    Issuance Date:  December 21, 2001

                                         Expires:        December 20, 2011


     Cybex International, Inc., a New York corporation (together with any Person which shall succeed to or assume the obligations of Cybex International, Inc. hereunder, the "Company"), hereby certifies that, for value received, FIRST UNION NATIONAL BANK, or its assigns ("Bank" or "holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time and from time to time until the expiration hereof pursuant to Section 2.3 below, up to such number of fully paid and non-assessable shares of the Company's common stock, $0.10 par value per share (as further defined in Section 15 below, the "Warrant Stock") as shall equal the Initial Shares plus the Additional Shares, if any, as each such term is defined below, at a purchase price per share of $1.269 (the "Exercise Price"). The number of shares of Warrant Stock issuable hereunder and the Exercise Price are subject to adjustment from time to time as provided herein. This Warrant is issued pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") of even date herewith among the Company, First Union National Bank and Fleet National Bank, a copy of which is on file at the principal office of the Company.


1.   DEFINITIONS.  In addition to the terms which are defined in the body of
     -----------
this Warrant and this Section 1, certain terms used in this Warrant are defined in Section 15 below.

     1.1 "Initial Shares" means Ninety-five Thousand Eight Hundred Nineteen (95,819) shares of Warrant Stock.

     1.2 "Additional Shares" means such number of shares of Warrant Stock as shall equal 1.09090908% of the Company's total number of shares of Warrant Stock issued and outstanding on and as of 5:00 PM, Eastern time, on July 30, 2002. This Warrant shall automatically and without further action on the part of holder or the Company become exercisable for the Additional Shares at 5:00 PM, Eastern time, on July 30, 2002 unless the Company, on or before such date and time, shall have fully repaid (including without limitation payment of all outstanding principal, accrued interest, late fees, penalties and other charges) all Obligations and Facilities (as each such term is defined in the Credit Agreement).

2.   EXERCISE OF WARRANT.
     -------------------

     2.1. Exercise. This Warrant may be exercised prior to its expiration
          --------
pursuant to Section 2.3 hereof by the holder hereof at any time and from time to time by surrender of this Warrant, with the form of Notice of Exercise or Conversion at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Warrant Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal to the balance of the number shares then purchasable under this Warrant. Upon any exercise of this Warrant, in whole or in part, the holder hereof may, in lieu of paying in cash the aggregate Exercise Price which otherwise would be payable with respect to the shares of Warrant Stock for which this Warrant is then being exercised (collectively, the "Exercise Shares"), (a) in the event the holder of this Warrant is also the holder of a promissory note or other debt instrument or obligation of the Company, convert a like amount of outstanding principal and/or accrued interest under such note, instrument or obligation into such number of shares of Warrant Stock, or (b) surrender this Warrant to the Company together with a notice of conversion or cashless exercise, in which event the Company shall issue to the Holder the number of shares of Warrant Stock determined as follows:

                    X = Y (A-B)/A
     where:
                    X = the number of shares of Warrant Stock to be issued to the Holder.

                    Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

                    A = the Fair Market Value (as defined below) of one share of Warrant Stock.

                    B = the Exercise Price.

     For purposes of this Section 2.1 and Section 20.5 below, the "Fair Market Value" of one share of Warrant Stock (the "Fair Market Value") at any date shall be determined as follows:

          (1) If shares of the same class or series as the Warrant Stock are at such time listed or admitted for trading on any national securities exchange or quoted on the National Quotation Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Fair Market Value shall be equal to the closing market price for one such share on the trading day immediately preceding (i) the date of holder's Notice of Exercise or Conversion, or (ii) for purposes of
     Section 20.5 below, the date of the Company's Call Notice (as hereinafter defined) or, if the Company exercises its call right set forth in Section
     20.5 following delivery by the holder of a Sale Notice (as defined below), the date of such Sale Notice. As used in this subparagraph (a), "market price" for such trading day shall be the average of the closing prices on such day of such shares on all domestic primary national securities exchanges on which such shares are then listed, or, if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or if such shares shall not be so listed, the average of the representative bid and asked prices at the end of such trading day as reported by NASDAQ.

          (2) If shares of the same class or series as the Warrant Stock are not at such time listed or admitted for trading on any national securities exchange or quoted on NASDAQ, then the Fair Market Value of one share of Warrant Stock shall be determined by the Board of Directors of the Company in its reasonable good faith judgment; provided, that if the holder advises
                                            --------
     the Company in writing that holder disagrees with such determination, then holder and the Company shall promptly select a reputable investment banking or appraisal firm to undertake a valuation of such shares. If the valuation of such investment banking or appraisal firm is greater than that determined by the Board of Directors by five percent (5%) or more, then all fees and expenses of such investment banking or appraisal firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by holder. The determination of such investment banking or appraisal firm shall be conclusive for purposes hereof.

     2.2. Warrant Agent In the event that a bank or trust company shall have
          -------------
been appointed as trustee for the holder of the Warrant pursuant to Section 6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 16 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

     2.3. Termination.  This Warrant shall terminate upon the earliest to occur
          -----------
of (a) exercise in full, or (b) 5:00 PM, Eastern time, on December 20, 2011.

3.   REGISTRATION RIGHTS.
     -------------------

     3.1. Registration Rights.  The Warrant Stock shall have certain
          -------------------
registration rights as set forth in that certain Registration Rights Agreement among the Company, the Bank and the other parties thereto of even date herewith. The Company represents and warrants to Bank that the

Company's execution, delivery and performance of such Registration Rights Agreement (a) have been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders, (b) will not violate the Articles or By-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and (d) do not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

4.   DELIVERY OF STOCK CERTIFICATES ON EXERCISE.
     ------------------------------------------

     4.1. Delivery.  As soon as practicable after the exercise of this Warrant
          --------
in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Warrant Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

     4.2. Fractional Shares.  In the event that the exercise of this Warrant, in
          -----------------
full or in part, results in the issuance of any fractional share of Warrant Stock, then, in such event, the holder of this Warrant shall be entitled to cash equal to the Fair Market Value of such fractional share determined in the same manner as for one share of Warrant Stock pursuant to Section 2.1 hereof.

5.   ADJUSTMENTS FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS.  In case at
     --------------------------------------------------------------
any time or from time to time, the holders of Warrant Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

          (1) other or additional, or rights to acquire, stock or other securities or property (other than cash) by way of dividend;

          (2) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company); or

          (3) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Warrant Stock pursuant to adjustments which are
----- ----
provided for in Section 7.1 hereof, then and in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive, in addition to the number of shares of

Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Warrant Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and received and retained all such other or additional stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 5) receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

6.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.
     ----------------------------------------------------------

     6.1. Certain Adjustments.  In case at any time or from time to time, (a)
          -------------------
the Company shall (i) effect a capital reorganization, reclassification or recapitalization, or determine to dissolve, liquidate or wind up, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person, or (b) any other transaction shall occur in which the holders of the Company's issued and outstanding voting equity securities immediately prior to such transaction beneficially own less than a majority of the voting equity securities of the successor or surviving person or entity immediately after such transaction (each event in clauses (a) and (b) of this Section 6.1 being an "Acquisition") then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation, merger, transfer or other transaction or the effective date of such liquidation, dissolution or winding up, as the case may be, shall receive, in lieu of the shares of Warrant Stock (or Other Securities) issuable on such exercise immediately prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation (or thereafter as a result of such consummation, including in connection with any dissolution of the Company) if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     6.2. Appointment of Trustee for Warrant Holders Upon Dissolution.  In the
          -----------------------------------------------------------
event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrant.

     6.3. Continuation of Terms.  Upon an Acquisition, and as a condition
          ---------------------
precedent to the effectiveness thereof, this Warrant shall be assumed by the acquiring Person and shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, reclassification, recapitalization, consolidation, merger, transfer or other transaction

(and the effective date of dissolution following any such transfer), as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company and including, in the case of a transaction described in Section 6.1(b) above, the Person acquiring such shares of the Company's issued and outstanding voting equity securities, whether or not such Person shall have expressly assumed the terms of this Warrant as required in Section 8 hereof.

7.   ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND AMOUNT OF OUTSTANDING COMMON
     -------------------------------------------------------------------------
STOCK.
-----

     7.1. General.  If at any time there shall occur any stock split, stock
          -------
dividend, reverse stock split or other subdivision or combination of the outstanding shares of the Warrant Stock(a "Stock Event"), then (a) the number of shares of Warrant Stock to be received by the holder of this Warrant upon exercise hereof shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company outstanding (on a fully diluted as converted, as exercised basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company outstanding (on a fully diluted basis) after such Stock Event, and (b) the Exercise Price shall be proportionately decreased or increased as appropriate upon the occurrence of any stock split or other subdivision or combination of the Warrant Stock.

8.   NO DILUTION OR IMPAIRMENT.  The Company will not, by amendment of the
     -------------------------
Articles or By-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock on the exercise of the Warrant, (iii) will not transfer all or substantially all of its properties and assets to any other Person, or consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall have expressly assumed in writing and will be bound by all the terms of this Warrant.

9.   CERTIFICATE AS TO ADJUSTMENTS.  In each case of any event that may require
     -----------------------------
any adjustment or readjustment in the Exercise Price, or the number or class of shares of Warrant Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the consideration received or receivable by the Company for any additional shares of Warrant Stock (or Other Securities) issued or sold or deemed issued or sold,(ii) the number of shares of Warrant Stock then outstanding or deemed to be outstanding on a fully diluted, as converted, as exercised basis, and (iii) the Exercise Price and the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to the holder, and will, on the written request at any time of such holder, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder may confirm the adjustment noted on the certificate by causing such adjustment to be computed by the Company's independent accounting firm or another independent certified public accountant at the expense of the Company.

10.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
     ---------------------------------------------
represents and warrants to holder as follows:

     10.1. Organization and Good Standing.  The Company is duly organized and
           ------------------------------
existing as a corporation in good standing in the State of New York and is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     10.2. Authorization, The execution, delivery and performance by the Company
           -------------
of this Warrant, and the issuance and sale by the Company of the Securities hereunder (a) are within the Company's corporate power and authority, (b) have been duly authorized by all necessary corporate proceedings, (c) will not violate the Articles or By-laws, each as amended, (d) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, (e) do not violate the terms of any law, statute, regulation, rule, order, judgment, writ, injunction or decree applicable to the Company or its assets, and (f) do not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

     10.3. Enforceability.  The execution and delivery by the Company of this
           --------------
Warrant, and the issuance and sale by the Company of the Securities hereunder, will result in legally binding obligations of the Company, enforceable against the Company in accordance with the respective terms and provisions hereof and thereof, except to the extent enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, both state and federal, affecting the enforcement of creditors' rights generally from time to time in effect and the exercise by courts of equity powers.

     10.4. Governmental Approvals. The execution, delivery and performance by
           ----------------------
the Company of this Warrant, and the issuance and sale of the Securities hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency.

     10.5.  Capitalization.
            --------------

       (1)  On and as of the date hereof:

            (i) the Company has authorized 20,000,000 shares of Common Stock and 500,000 shares of Preferred Stock; and

            (ii) 8,783,379 shares of Common Stock are issued and outstanding.

       (2)  Reservation, Etc.  Sufficient shares of authorized but unissued
            ----------------
     Warrant Stock have been reserved by appropriate corporate action in connection with the prospective exercise of this Warrant. All shares of Warrant Stock when issued upon exercise of this Warrant in accordance with its terms, will be duly authorized, validly issued, fully paid and non-assessable.

     10.6.  Defaults.  The Company is not in default under any provisions of its
            --------
Articles or by-laws, or under any provisions of any franchise, contract, agreement, mortgage, indenture, license, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, statute, regulation, rule, order, judgment, writ, injunction or decree applicable to the Company or its assets, which default or violation could affect adversely in any material manner the business, assets or financial condition of the Company.

     10.7.  Issuance of Securities.  All securities of the Company to be issued
            ----------------------
pursuant to this Warrant when issued in accordance with the terms hereof (and based in part upon the representations of the holder herein) will have been issued in accordance with all applicable laws and regulations, including without limitation the Securities Act and state "blue sky" laws.

     10.8.  Disclosure.  No representation, warranty or statement made in this
            ----------
Warrant or Credit Agreement, or any other agreement, certificate, instrument, statement or document furnished by or on behalf of the Company in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

11.  INVESTMENT REPRESENTATION.  Bank represents and warrants to the Company
     -------------------------
that Bank (a) is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act, (b) is acquiring the Securities for investment and not with a view to selling or otherwise distributing the Securities in violation of the Securities Act and state "blue sky" laws, (c) has experience as an investor in unregistered securities and has sufficient knowledge and experience in financial and business affairs that it is able to evaluate the risks and merits of its investment in this Warrant and the shares of Warrant Stock issuable hereunder, and (d) can bear the economic risk of its investment in this Warrant and the shares of Warrant Stock issuable hereunder.

12.  NOTICES OF RECORD DATE.  In the event of:
     ----------------------

          (1) any taking by the Company of a record of the holders of Warrant Stock (or Other Securities) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person (other than a merger with a subsidiary in which the Company is the survivor); or

          (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or Other Securities) shall be entitled to exchange their shares of Warrant Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

13.  INFORMATION RIGHTS.  In the event that the Company at any time ceases or is
     ------------------
no longer required to file reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (or any successor statute), the Company shall deliver to the holder (a) promptly after mailing/sending, copies of all press releases, reports, financial statements, notices or other written communications to any holders of the Warrant Stock (or Other Securities), (b) within ninety
(90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing, and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

14.  RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT.  The Company will at
     ----------------------------------------------------
all times take all actions necessary to reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Warrant Stock and Other Securities to permit exercise from time to time in full of this Warrant and conversion of such shares of Warrant Stock and Other Securities.

15.  DEFINITIONS.  As used herein the following terms have the following
     -----------
respective meanings:

     15.1. The term "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the holder (or other specified Person).

     15.2.  "Bank Affiliate" See Section 19 hereof.

     15.3.  "Bank Holding Company Act" See Section 19 hereof.

     15.4. The term "Articles" shall mean the Company's Certificate or Articles of Incorporation or Organization, as amended and/or restated and in effect from time to time.

     15.5. The term "By-laws" shall mean the Company's by-laws, as amended and/or restated and in effect from time to time.

     15.6. The term "Other Securities" refers to any stock (other than Warrant Stock) and other securities of the Company or any other Person (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Warrant Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

     15.7. The term "Person" shall mean an individual, partnership, corporation, limited liability company, bank, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     15.8. The term "Securities" shall mean, collectively, the Warrant, and the shares of Warrant Stock and Other Securities issuable hereunder.

     15.9. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute or code, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     15.10. The term "Small Business Act" shall mean the Small Business Investment Act of 1958, as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, all as the same shall be in effect from time to time.

     15.11. The term "Warrant Stock" means the Company's common stock, $0.10 par value per share ("Common Stock"), and any other securities into which or for which any of the Common Stock have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

16. WARRANT AGENT. The Company may, by written notice to the holder of this
    -------------
Warrant, appoint an agent having an office in Boston, Massachusetts or the State of New Jersey for the purpose of issuing Warrant Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17. REMEDIES. The Company stipulates that the remedies at law of the holder of
    --------
this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

18. NOTICES. All notices and other communications from the Company to the holder
    -------
of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier, fee prepaid, to the following address, or to such other address as the holder hereof may have furnished to the Company in accordance with this Section 18:

                                    First Union National Bank
                                    One First Union Center, TW10
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0608
                                    Attention: Mr. Ron Ferguson
                                    Telecopier:  (704) 383-6249
                                    Telephone:   (704) 374-4560

                     with a copy to:

                                    First Union Capital Markets
                                    One First Union Center, TW-5
                                    Charlotte, North Carolina 28288-0735
                                    Attn:  Thomas Lauer
                                    Telecopier:  (704) 383-4993
                                    Telephone:   (704) 374-3300

                                    Q. Ellis Telford, Esq.
                                    Riemer & Braunstein LLP
                                    Three Center Plaza
                                    Boston, MA 02108

19.  REGULATORY RESTRICTIONS.
     -----------------------

     19.1.  Holding Company. No Person which is a bank holding company or a
            ---------------
subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire Warrant Stock, if, after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities of the Company. Notwithstanding the foregoing, shares of Warrant Stock may otherwise be acquired or held by Bank or any Affiliate of Bank which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and, to the extent not inconsistent with the Bank Holding Company Act, shares of Warrant Stock may be acquired in the event that:

            (1) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation Bank or Affiliate of Bank would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation; or

            (2)  said holder exercises its registration rights pursuant to
        Section 3 hereof and the registration statement resulting therefrom is effective.

20.  RESTRICTIONS ON TRANSFER; CALL RIGHT.
     ------------------------------------

     20.1.  General Restriction. The Securities shall be transferable only upon
            -------------------
the satisfaction of the conditions set forth below in this Section 20.

     20.2.  Restrictions on Transfer. The holder of this Warrant and each Person
            ------------------------
to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that such Person will not transfer this Warrant or any Warrant Stock except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act (or any other rule under the Securities Act related to the disposition of securities) and upon the delivery of an opinion of counsel, reasonably satisfactory to the Company, that such transfer is permitted pursuant to such Rule or such other rule, (iii) transfers by or between such Person and any of its Affiliates, or (iv) otherwise upon the delivery of an opinion of counsel, reasonably satisfactory to the Company, that such transfer is exempt from registration under the Securities Act.

     20.3.  Restrictive Legends. Except as otherwise permitted by this Section
            --------------------
20, each Security shall bear a legend substantially in accordance with Section
20.2 above.

     20.4.  Transferability. Subject to the provisions of this Section 20, this
            ---------------
Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof, at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of a holder thereunder and to be bound by all of the applicable terms and provisions of this Warrant. Notwithstanding the foregoing, at all times prior to the Maturity Date (as such term is defined in the Credit Agreement), prior to any proposed sale, transfer or other disposition by holder of this Warrant or of any shares of Warrant Stock issued upon any previous exercise hereof, other than a sale, transfer or other disposition to an Affiliate of holder or a pledge of, or granting of a security interest in, this Warrant or any such shares of Warrant Stock, holder shall first provide written notice of such proposed sale, transfer or other disposition (the "Sale Notice") to the Company for purposes of the Company's exercise of its call right set forth in Section 20.5 below.

     20.5.  Call Right. At any time prior to the Maturity Date, and subject to
            ----------
the provisions of this Section 20.5, the Company shall have the right to purchase all (but not less than all) of the shares of Warrant Stock issued and issuable upon exercise of this Warrant from the holder. The Company may exercise its call right at any time prior to the Maturity Date upon prior written notice to holder (the "Call Notice"); provided, that if the holder delivers a Sale
                               --------
Notice to the Company at any time prior to the Company's exercise of its call right, then the Company shall have a period of two (2) business days from its receipt of such Sale Notice in which to exercise its call right. Any exercise by the Company of its call right shall be irrevocable. The closing of the purchase by the Company, and the sale by holder, of the shares of Warrant Stock issued and issuable hereunder following exercise by the Company of its call right (the "Call Closing") shall be held at the principal office of holder or its legal counsel on the third (3rd) business day following holder's receipt of the Company's Call Notice. At the Call Closing, holder shall deliver the unexercised portion of this Warrant (if any), together with the certificate(s) representing the shares of Warrant Stock issued upon any and all previous exercises hereof (if any), duly endorsed for transfer on the books of the Company, to the Company against receipt from the Company of the aggregate Call Price (as defined below) therefor in cash by wire transfer of immediately available funds to holder's designated account. As used herein: "Call Price" means a price per share of Warrant Stock equal to the greater of (i) the Fair Market Value thereof as determined in accordance with Section 2.1(a) above, or (ii) the original Exercise Price as of the original Issuance Date hereof (i.e., without taking into account any adjustments to the Exercise Price required hereunder) plus Five Dollars ($5.00), in each case less the then-effective Exercise Price with respect to each share of Warrant Stock as to which this Warrant has not previously been exercised. If holder tenders the unexercised portion of this Warrant (if any), together with the certificate(s) representing the shares of Warrant Stock issued upon any and all previous exercises hereof (if any) at the Call Closing and the Company fails to tender payment of the required aggregate Call Price at the Call Closing, then the Company's call right shall thereupon terminate and be of no force or effect, notwithstanding its previous exercise thereof, and the Company shall indemnify holder against all costs, expenses (including without limitation reasonable attorneys' fees), losses and damages paid, suffered or incurred by holder as a result of the Company's exercise of such call right and failure to tender such aggregate Call Price. If the Company exercises its call right prior to July 30, 2002, then the Company must purchase the Initial

Shares and the Additional Shares, notwithstanding that this Warrant may not then be exercisable for the Additional Shares.

     21.  MISCELLANEOUS. In case any provision of this Warrant shall be invalid,
          -------------
illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the Commonwealth of Massachusetts. All representations and warranties set forth in this Warrant shall survive the execution and delivery of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

                           [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Warrant No. W-1 of Cybex International, Inc. as an instrument under seal as of December 21, 2001.


(Corporate Seal)                                    CYBEX INTERNATIONAL, INC.


Attest:                                             By:    /s/ John Aglialoro
                                                       -------------------------
                                                    Name:  John Aglialoro
                                                         -----------------------
  /s/ Janice Rush                                   Title: CEO
---------------------------------                         ----------------------
Name:   Janice Rush
Title:  Assistant Secretary


                                                    FIRST UNION NATIONAL BANK

                                                    By:    /s/ Ron R. Ferguson
                                                       _________________________

                                                    Name:  Ron R. Ferguson
                                                         _______________________

                                                    Title: Senior Vice President
                                                          ______________________

                       NOTICE OF EXERCISE OR CONVERSION
                       --------------------------------

                                                       Date:___________, _______

[Issuer]
_____________
_____________
Attn: President

Ladies and Gentlemen:

     The undersigned hereby elects to exercise or convert the enclosed Warrant issued to it by [Issuer] (the "Company") and dated as of _____________, _______.

     The undersigned elects to:

     [_] Exercise the Warrant and to purchase thereunder shares of the Warrant Stock of the Company (the "Shares") at an exercise price of ______ per Share for an aggregate purchase price of _________ Dollars
          ($      ) (the "Purchase Price").  Pursuant to the terms of the
          Warrant, the undersigned has delivered the Purchase Price herewith in full.

     [_] Convert __% of the value of the Warrant at the current Exercise Price (as defined in the Warrant) of $_______ per Share.


     [_] Convert $_____ of the outstanding principal and interest under that certain [Note] dated ____________, in the face amount of $________, issued by the Company and held by the undersigned, at the current Exercise Price of $________ per share.

                                                              Very truly yours,



                                                             ___________________

Receipt Acknowledged:

[ISSUER]

By____________________
Title:________________
on_____________, _____,

                              FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto of ___________________ the right represented by the within Stock Purchase Warrant to purchase _____ shares of Warrant Stock of [Issuer] a Delaware corporation, to which the within Stock Purchase Warrant relates, and appoints ________________ Attorney to transfer such right on the books of [Issuer], with full power of substitution in the premises.


Dated: __________________________________________________________________
                                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                  ______________________________________________
                                  (Address)

Signed in the presence of:


____________________________________

1006635
Jan. 2, 2002